SCUDDER
INVESTMENTS(SM)
[LOGO]

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BOND/TAX FREE
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Scudder Medium Term
Tax Free Fund

Fund #045


Annual Report
May 31, 2000


The fund seeks a high level of income free from regular federal income taxes and seeks to limit principal fluctuation.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                    4   Letter from the Fund's President

                    6   Performance Update

                    8   Portfolio Summary

                    9   Portfolio Management Discussion

                   14   Glossary of Investment Terms

                   15   Investment Portfolio

                   23   Financial Statements

                   26   Financial Highlights

                   27   Notes to Financial Statements

                   31   Report of Independent Accountants

                   32   Tax Information

                   33   Officers and Trustees

                   34   Investment Products and Services

                   36   Scudder Solutions


                     2 | Scudder Medium Term Tax Free Fund

Scudder Medium Term Tax Free Fund

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ticker symbol SCMTX                                              fund number 045
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Date of                    o        In an environment of rising interest rates,
Inception:                          Scudder Medium Term Tax Free Fund posted a
4/12/83                             total return of -0.20% for its most recent
                                    fiscal year ended May 31, 2000. The fund's
                                    return outpaced the -1.04% average
Total Net                           performance of the fund's peers over the
Assets as of                        same period, according to Lipper.
5/31/00:
$522 million               o        For the one-, three-, five-, and 10-year
                                    periods, the fund's total returns placed it in the top quartile of similar municipal bond funds as tracked by Lipper Analytical
                                    Services. Please see page 9 for additional
                                    Lipper performance information.

                           o As of May 31, 2000, Scudder Medium Term Tax Free Fund's 30-day net annualized SEC yield was 4.79%, equivalent to a 7.48% taxable yield for investors subject to the 36% federal income tax rate.

                           o Scudder Medium Term Tax Free Fund received an overall Morningstar Rating(TM) of five stars out of 1690 tax free funds as of May 31, 2000.^1


^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 2000. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received five stars for the three-year period, five stars for the five-year period, and five stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1690, 1441, and 408 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.


                     Scudder Medium Term Tax Free Fund | 3

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during Scudder Medium Term Tax Free Fund's most recent fiscal year ended May 31, 2000. The fund posted a -0.20% total return during the period, but outperformed the -1.04% average return of its peers for the same period as compiled by Lipper. To match the fund's tax-free 4.79% 30-day SEC yield on May 31, a taxable investment for investors in the 36% tax bracket would have had to yield 7.48%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed income markets as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by incrementally raising the Federal Funds Rate to 6.50%.

Following this period of relative underperformance compared with Treasuries, we nevertheless believe the municipal market offers attractive return potential:
Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of May 31, yields of 10-year AAA-rated municipal bonds were 84.40% of comparable Treasuries. Second, recent declines in the issuance of municipal bonds should provide strong support for bond prices.


                     4 | Scudder Medium Term Tax Free Fund

On a related note, we'd like to point out some of the advantages of owning a municipal bond fund compared with holding individual municipal bonds. First and foremost, municipal bond funds offer professional management: While many investors believe that purchasing an individual bond is a relatively simple process, knowing what price to pay for a municipal bond and what structure and characteristics to seek can be confusing, and can make a dramatic difference in how a bond will perform on a total return basis. Though investors understandably value income and coupon level, they are not the only factors that determine whether a bond will prove to be a worthwhile investment. Other important advantages offered by municipal bond funds include portfolio diversification, dividend reinvestment, and quarterly statements that display performance information clearly and concisely.

Thank you for investing with Scudder. If you have any questions regarding Scudder Medium Term Tax Free Fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President,
Scudder Medium Term Tax Free Fund

                     Scudder Medium Term Tax Free Fund | 5

Performance Update
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                                                                    May 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

           Scudder Medium             Lehman Brothers
         Term Tax Free Fund          Municipal Bond Index*

   '90           10000                     10000
   '91           10862                     11008
   '92           11933                     12090
   '93           13276                     13537
   '94           13719                     13871
   '95           14721                     15135
   '96           15400                     15820
   '97           16449                     17139
   '98           17712                     18748
   '99           18383                     19624
   '00           18347                     19452


                           Yearly periods ended May 31

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Fund Index Comparison
--------------------------------------------------------------------------------
                                                        Total Return
                              Growth of                                Average
Period ended 5/31/2000         $10,000          Cumulative              Annual
--------------------------------------------------------------------------------
Scudder Medium Term Tax Free Fund
--------------------------------------------------------------------------------
1 year                         $   9,980             -.20%                -.20%
--------------------------------------------------------------------------------
5 year                         $  12,463            24.63%                4.50%
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10 year**                      $  18,347            83.47%                6.26%
--------------------------------------------------------------------------------

Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $   9,912             -.88%                -.88%
--------------------------------------------------------------------------------
5 year                         $  12,853            28.53%                5.14%
--------------------------------------------------------------------------------
10 year                        $  19,452            94.52%                6.87%
--------------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

** On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Since adopting its current objectives, the cumulative and average annual total returns are 79.64% and 6.30%, respectively.

                     6 | Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                           Yearly periods ended May 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


           Scudder Medium             Lehman Brothers
         Term Tax Free Fund          Municipal Bond Index*

     1991       8.62                       10.08
     1992       9.86                        9.83
     1993      11.26                       11.97
     1994       3.34                        2.47
     1995       7.30                        9.11
     1996       4.61                        4.57
     1997       6.81                        8.29
     1998       7.68                        9.39
     1999       3.79                        4.67
     2000      -0.20                       -0.88


                1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)       8.62  9.86  11.26   3.34   7.30   4.61  6.81   7.68   3.79   -.20
------------------------------------------------------------------------------------
Index Total
Return (%)      10.08  9.83  11.97   2.47   9.11   4.57  8.29   9.39   4.67   -.88
------------------------------------------------------------------------------------
Net Asset
Value ($)       10.27 10.60  11.09  10.80  11.01  10.92 11.10  11.38  11.26  10.68
------------------------------------------------------------------------------------
Income
Dividends ($)     .60   .65    .64    .58    .55    .53   .52    .52    .51    .52
------------------------------------------------------------------------------------
Capital Gains
Distributions ($)  --   .01    .03    .09     --    .07   .03    .04    .04    .04
------------------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower. Portfolio Summary


                     Scudder Medium Term Tax Free Fund | 7

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Diversification
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Electric Utility Revenue    18%                          Diversification remains
Other General Obligation/                                  an important strategy
  Lease                     17%                           for the fund, allowing
State General Obligation/                               us to spread risk over a
  Lease                     14%                         large number of sectors,
Core Cities/Lease           13%                                   maturities and
Hospital/Health Revenue      9%                              geographic regions.
Sales/Special Tax            6%
Resource Recovery            4%
Miscellaneous Municipal     19%
---------------------------------
                           100%
---------------------------------

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Quality
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A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         65%                                Overall portfolio
AA                          12%                            quality remains high,
A                           17%                            with over 75% of fund
BBB                          4%                        holdings rated AAA or AA.
Not Rated                    2%
-----------------------------------
                           100%
-----------------------------------

Weighted average quality: AA



--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             2%                             Our focus on six- to
1 < 5 years                 42%                            eight-year maturities
5 < 10 years                36%                         during the period helped
10 < 15 years               20%                           the fund to outperform
-----------------------------------                              its peer group.
                           100%
-----------------------------------

Weighted average effective maturity: 6.07 years


For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      8 | Scudder Medium Term Tax Free Fund

Portfolio Management Discussion
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                                                                    May 31, 2000

Dear Shareholders,

Scudder Medium Term Tax Free Fund achieved its objectives and ranked in the top quartile of similar funds for total return performance during the 12 months ended May 31, 2000. The fund's most recent fiscal year comprised one of the most difficult periods for fixed-income investments since 1994, however, as the Federal Reserve Board Open Market Committee (FOMC) raised short-term interest rates 175 basis points (1.75%) to 6.50%. Reflecting this adverse environment, the fund posted a -0.20% total return for the 12 months ended May 31, 2000. This return placed the fund 30th out of 125 peers over the period as compiled by Lipper Analytical Services, Inc. The fund's solid competitive results also placed it in the top 25% of similar funds for the three-, five-, and 10-year periods as shown in the table below.

During the 12-month period, the Federal Reserve's resolve to head off inflation, coupled with weak investor demand for municipal bond funds, led to negative returns. Strong U.S. economic growth, the lowest unemployment rate in 30 years, and brisk consumer spending prompted the Fed to tighten monetary policy.

For the fund, the overriding challenge was to preserve capital. We are pleased to report that the fund's return outpaced the -1.04% average return of similar municipal



--------------------------------------------------------------------------------
Solid Competitive Results
(Average annual returns for periods ended May 31, 2000)
--------------------------------------------------------------------------------

                    Scudder         Lipper
                  Medium Term      Average                   Number
                 Tax Free Fund      Annual                  of Funds  Percentile
Period               Return         Return     Rank         Tracked     Ranking
--------------------------------------------------------------------------------
1 Year               -0.20%         -1.04%     30    of       125       Top 24%
3 Years               3.71%          3.35%     29    of       115       Top 25%
5 Years               4.50%          4.12%     21    of       100       Top 21%
10 Years              6.26%          5.84%      4    of        24       Top 16%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

                      Scudder Medium Term Tax Free Fund | 9
bond funds during the 12 months ended May 31, 2000. In addition, Scudder Medium Term Tax Free Fund received a five-star (highest) rating from Morningstar as of November 30 (see page 2 for additional information). Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

The Treasury Initiates A Buyback

Contrasting with the pressures on fixed income markets generated by FOMC interest rate increases, in February the U.S. Treasury announced plans to buy back some long-term debt and hold fewer debt auctions. This development generated a welcome rally following five months of negative fixed-income performance. The Treasury said that it plans to buy back government bonds and reduce auctions all along the maturity spectrum.

Intermediate- and long-term bonds typically provide higher yields than securities maturing in a year or less since they involve more interest-rate risk. This pattern held true for both Treasuries and municipal bonds in the autumn and winter of 1999. However, as 2000 began, the Treasury yield curve inverted, so that by May 31, 2000, one-year Treasury bills offered higher yields than 30-year bonds. While the municipal yield curve flattened during the period, it did not invert. Longer-maturity municipal bond yields reached a historically attractive ratio -- providing nearly all of the yield of comparable-maturity Treasuries.

Fund Strategy

Scudder Medium Term Tax Free Fund's primary investment goals are to generate high federally tax-free income while maintaining a significant degree of price stability. Over the course of the period, higher interest rates created challenges, but also provided opportunities to reposition the fund's portfolio to what we believe is a


                     10 | Scudder Medium Term Tax Free Fund
favorable stance over the near term. Accordingly, our recent portfolio strategy has been to:

1) purchase bonds at the shorter end of our permissible range. Over the period, the fund sold bonds where the municipal yield curve was historically flat, and purchased bonds in the six- to eight-year range. Our focus on shorter maturities helped the fund to outperform its peer group.

2) swap securities to improve coupon position. We purchase premium coupon bonds and sell bonds priced near par to avoid holding bonds that lose value as they become subject to the market discount tax for potential buyers. We also buy bonds after they become market discounts (i.e., when they are cheap) and have the opportunity for strong performance when the market rallies. To offset recognized capital gains, we sell bonds that are valued at a loss where possible.

In addition, the fund has maintained its cautious stance on the market with respect to interest rate risk. As of May 31, the fund's average duration was
4.80 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Longer-term, we continue to emphasize call protection when purchasing bonds for the fund's portfolio. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

Lastly, the fund's overall level of portfolio quality remains high, with over 75% of the fund's portfolio rated AAA or AA, or of equivalent quality. And diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities,



                     Scudder Medium Term Tax Free Fund | 11
and geographic areas. As of May 31, the fund held securities issued in 32 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 8 provides more information about the fund's holdings, including quality, maturity, and sector representation.

Our Outlook

Given recent government statistics that suggest U.S. economic growth has begun to moderate and the fact that the Federal Reserve raised its short-term interest-rate target in May by 50 basis points, municipal bonds may benefit from a more stable interest rate environment over the coming months. We believe the municipal bond market provides attractive value, with municipal yields still close to those of comparable Treasuries, and tax-equivalent yields near double-digit levels for investors in the highest tax brackets. In January 2000, The Bond Buyer's Revenue Bond Index (comprised of long-maturity, A-rated bonds) reached 6.35%, the highest level since August 1995.

In terms of fund strategy, if the yield curve remains relatively flat, we will continue to seek competitive returns by purchasing six- to eight-year premium cushion bonds and noncallable bonds. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Ashton P. Goodfield                                /s/Philip G. Condon

Ashton P. Goodfield                                      Philip G. Condon

                     12 | Scudder Medium Term Tax Free Fund

Scudder Medium Term Tax Free Fund:
A Team Approach to Investing

Scudder Medium Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Ashton P. Goodfield, who joined the Adviser in 1986, assumed responsibility for the fund's day-to-day management and overall investment strategies in 1994. Ms. Goodfield has been a portfolio manager for the Adviser since 1990.

Portfolio manager Philip G. Condon joined the team in 1998 and joined the Adviser in 1983. Mr. Condon has 22 years of experience in municipal investing and portfolio management.

                     Scudder Medium Term Tax Free Fund | 13

Glossary of Investment Terms
--------------------------------------------------------------------------------


                Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

             General A municipal bond backed by the "full faith and credit" Obligation (including the taxing and further borrowing power) of the
                Bond city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

           Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

      Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

           Net Asset  The price per share of a mutual fund based on the sum of
         Value (NAV)  the market value of all the securities owned by the fund divided by the number of outstanding shares.

             Taxable The level of yield a fully taxable instrument would have Equivalent to provide to equal that of a tax-free municipal bond
               Yield  on an after-tax basis.

          30-Day SEC  The standard yield reference for bond funds, based on a
               Yield formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

        Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.



(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     14 | Scudder Medium Term Tax Free Fund

Investment Portfolio                                          as of May 31, 2000
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.4%
------------------------------------------------------------------------------------

District of Columbia
District of Columbia, General Obligation, General
Fund Recovery, Series 1991 B, Daily Demand Note,                        ------------
4.5%, 6/1/2003* (Cost $2,000,000) .......................    2,000,000    2,000,000
                                                                        ------------

------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.6%
------------------------------------------------------------------------------------

Alaska
North Slope Borough, AK, General Obligation:
   Series 1992 A, Zero Coupon, 6/30/2002 (b) ............    3,275,000    2,936,856
   Series 1992 A, Zero Coupon, 6/30/2003 (b) ............    7,000,000    5,935,860
   Series 1994 B, Zero Coupon, 6/30/2004 (b) ............   19,500,000   15,637,245
   Series 1995 A, Zero Coupon, 6/30/2006 (b) ............   11,150,000    7,963,442

Arizona
Arizona Health Facilities Authority, Phoenix Baptist
   Hospital and Medical Center, Series 1992, ETM, 6.1%,
   9/1/2003 (b)** .......................................    2,000,000    2,061,420
Maricopa County, AZ, School District #28, Kyrene
   Elementary School, Series 1993 B, Zero Coupon,
   7/1/2003 .............................................    2,000,000    1,701,580
Maricopa County, AZ, School District #41:
   Capital Appreciation Bond:
      Series 1993, Zero Coupon, 1/1/2004 (b) ............    6,000,000    4,964,040
      Series 1994, Zero Coupon, 7/1/2006 (b) ............    7,605,000    5,480,011
   Gilbert School:
      Series 1994, Zero Coupon, 7/1/2005 (b) ............    1,790,000    1,364,607
      Series 1994, Zero Coupon, 1/1/2006 (b) ............    2,925,000    2,165,231

Arkansas
Rogers, AR, Sales & Use Tax Revenue, Series 1996, 5.35%,
   11/1/2011 ............................................    2,500,000    2,517,825

California
California Health Facilities Finance Authority, Summit
   Medical Center, Series 1996 A, 6%, 5/1/2006 (b) ......    3,150,000    3,321,014
Foothill Eastern Transportation Corridor Agency, CA, Toll
   Road Revenue, Series 1995 A, Step-up Coupon,
   0% to 1/1/2005, 7.05% to 1/1/2009 ....................    7,275,000    6,023,991
Long Beach, CA, Aquarium of the Pacific Project, Series
   1995 A, 5.75%, 7/1/2005 ..............................    1,300,000    1,299,922

Colorado
Colorado Housing Finance Authority, Single Family
   Mortgage Revenue, Series D, 6.125%, 11/1/2023 ........    7,645,000    7,620,918


    The accompanying notes are an integral part of the financial statements.

                     Scudder Medium Term Tax Free Fund | 15

---------------------------------------------------------------------------------------

                                                              Principal
                                                             Amount ($)     Value ($)
---------------------------------------------------------------------------------------

Connecticut
Bristol, CT, Resource Recovery, Ogden Martin System,
     Series 1995, 6.125%, 7/1/2003 ............................   8,750,000   8,821,400
Connecticut State Health and Educational Facilities
     Authority, Windham Community Memorial Hospital,
     Series 1996 C, 5.75%, 7/1/2011 ...........................   3,300,000   2,921,325

District of Columbia
District of Columbia, Certificate of Participation,
     Series 1993, 6.875%, 1/1/2003 ............................   1,380,000   1,395,125
District of Columbia, General Obligation:
     Series 1989 B, Zero Coupon, 6/1/2001 (b) .................   7,100,000   6,759,697
     Series 1992 A, ETM, 5.8%, 6/1/2004 (b)** .................   3,415,000   3,490,984
     Series 1993 A, 5.625%, 6/1/2002 (b) ......................   2,240,000   2,262,086
     Series 1993 A, 5.8%, 6/1/2004 (b) ........................   3,535,000   3,606,902
     Series 1993 A, 4.95%, 6/1/2005 (b) .......................   2,030,000   1,997,926
     Series 1993 A, ETM, 5.875%, 6/1/2005 (b)** ...............   1,790,000   1,841,803
     Series 1993 A, 5.875%, 6/1/2005 (b) ......................   1,860,000   1,907,263
     Series 1993 B, 5.3%, 6/1/2005 (b) ........................   8,000,000   7,996,560
District of Columbia Redevelopment Land Agency,
     Revenue, Series 1996, 5.625%, 11/1/2010 ..................   1,550,000   1,556,216
District of Columbia Water and Sewer Authority,
     Public Utility Revenue, Series 1998, 6%, 10/1/2013 (b) ...   3,630,000   3,757,885

Florida
Dade County, FL, Guaranteed Entitlement Revenue:
     Series 1990, Zero Coupon, Prerefunded 2/1/2006,
          8/1/2014 (b) (c) ....................................   4,000,000   1,629,760
     Series 1990, Zero Coupon, Prerefunded 2/1/2006,
          8/1/2018 (b) (c) ....................................   6,000,000   1,792,320

Georgia
Forsyth County, GA, School District, Series 1999,
     6%, 2/1/2014 .............................................   1,000,000   1,028,650
State of Georgia, General Obligation, Series 1999 B,
     6.75%, 9/1/2010 ..........................................   5,370,000   5,952,215

Hawaii
State of Hawaii, General Obligation, Series 1993 C, 4.75%,
     11/1/2008 ................................................   7,050,000   6,571,094

Illinois
Chicago, IL, Water Revenue, Series 1997, Zero Coupon,
     11/1/2011 (b) ............................................   5,000,000   2,588,650
Cook County, IL, General Obligation, Series 1999 B,
     5.125%, 11/15/2011 (b) ...................................   3,060,000   2,928,757
Cook County, IL, School District 401, Elmwood Park,
     Series 1997, Zero Coupon, 12/1/2007 (b) ..................   2,180,000   1,438,560


    The accompanying notes are an integral part of the financial statements.

                     16 | Scudder Medium Term Tax Free Fund


---------------------------------------------------------------------------------------

                                                               Principal
                                                               Amount ($)     Value ($)
---------------------------------------------------------------------------------------

Hoffman Estates, IL, Tax Increment Revenue:
     Series 1991, Zero Coupon, 5/15/2004 ....................    2,450,000    1,967,669
     Series 1991, Zero Coupon, 5/15/2006 ....................    8,500,000    6,075,035
Illinois Development Finance Authority, Commonwealth
     Edison, Series 1994, 5.3%, 1/15/2004 (b) ...............    7,500,000    7,516,650
Illinois Educational Facilities Authority, Loyola University,
     Series 1991 A, ETM, Zero Coupon, 7/1/2002 (b)** ........    2,130,000    1,912,783
Illinois Health Facilities Authority, Evangelical Hospitals,
     Series 1992 B, ETM, 6.1%, 4/15/2001 (b)** ..............    1,240,000    1,254,496
Illinois State First Series, 6%, 1/1/2012 (b) ...............    3,305,000    3,411,718
Illinois State Toll Highway Authority, Series 1998 A, 5.5%,
     1/1/2013 (b) ...........................................    2,200,000    2,182,158
Kendall, Kane and Will Counties, IL, School District #308,
     Series 1991, Zero Coupon, 3/1/2003 (b) .................    1,345,000    1,161,677
Metropolitan Pier and Exposition Authority of Illinois,
     Series 1992, Zero Coupon, 6/15/2004 (b) ................   10,500,000    8,450,295
Rosemont, IL, Series 1990 B, Zero Coupon, 12/1/2002 (b) .....    2,785,000    2,443,615
Rosemont, IL, Series 1990 C, Zero Coupon, 12/1/2002 (b) .....    3,345,000    2,934,970
State of Illinois, General Obligation, Series 1994, 4.6%,
     12/1/2005 (b) ..........................................    5,000,000    4,811,350

Indiana
Indianapolis, IN, Local Improvements, Series 1992 B,
     6%, 1/10/2013 (b) ......................................    3,000,000    3,107,700
Indianapolis, IN, Local Improvements, Series 1992 D,
     6.75%, 2/1/2014 (b) ....................................    8,000,000    8,775,520
Indianapolis, IN, Resource Recovery Revenue, Ogden
     Martin Systems Inc. Project, Series 1996, 6.75%,
     12/1/2007 (b) ..........................................    6,000,000    6,447,900
Madison County, IN, Hospital Authority, Holy Cross
     Health System, Series 1991, 6.7%, Prerefunded
     12/1/2001, 12/1/2002 (b) (c) ...........................    1,385,000    1,446,106

Iowa
Iowa Certificate of Participation, Series 1992 A, 6.25%,
     7/1/2002 (b) ...........................................    5,000,000    5,105,100
Iowa Finance Authority, Hospital Facilities Revenue, 6.5%,
     2/15/2007 (b) ..........................................    2,000,000    2,057,640

Kansas
Kansas City, KS, Utility System Revenue:
     Series 1991, ETM, Zero Coupon, 3/1/2003 (b)** ..........    3,850,000    3,333,253
     Series 1991, Zero Coupon, 3/1/2003 (b) .................    2,750,000    2,379,630

Louisiana
Jefferson Parish, LA, School Board Sales and Use Tax
     Revenue, Series 1986 A, ETM, 7.35%, 2/1/2003** .........    5,055,000    5,301,330


    The accompanying notes are an integral part of the financial statements.

                     Scudder Medium Term Tax Free Fund | 17

-------------------------------------------------------------------------------------

                                                            Principal
                                                            Amount ($)     Value ($)
-------------------------------------------------------------------------------------

Lousiana Housing Finance Agency, Single Family Mortgage
     Revenue, Series 1995 C-1, 5.125%, 12/1/2010 (b) ......      510,000      486,101
Louisiana Regional Transportation Authority, Series 1998 A,
     7.95%, 12/1/2013 .....................................    2,815,000    3,411,836
Orleans, LA, Levee District,  Series 1986, 5.95%,
     11/1/2014 (b) ........................................    1,755,000    1,781,641

Massachusetts
Massachusetts General Obligation:
     Series 1992 A, 6.4%, 8/1/2003 ........................    1,000,000    1,038,020
     Series 1992 B, 6.375%, 8/1/2002 ......................    2,150,000    2,209,813
Massachusetts Housing Finance Agency:
     1992 Series C, 6.25%, 5/15/2002 ......................    2,000,000    2,044,100
     1992 Series C, 6.25%, 11/15/2002 .....................    3,420,000    3,513,571
Massachusetts State Industrial Finance Agency:
     North Andover Solid Waste, Series 1993 A,
          6.15%, 7/1/2002 .................................    3,250,000    3,278,145
     Sturdy Memorial Hospital, Series 1989, 7.9%, 6/1/2009     1,440,000    1,457,683

Michigan
Detroit, MI, General Obligation:
     Series 1999 B, 5.875%, 4/1/2013 (b) ..................    2,410,000    2,449,861
     Series 1999 B, 5.875%, 4/1/2014 (b) ..................    2,555,000    2,586,299
Forest Hills, MI, Public Schools, General Obligation,
     Series 1999, 5%, 5/1/2013 (b) ........................    1,525,000    1,441,598
Michigan Municipal Bond Authority, Local Government
     Loan Program, Series 1999, Zero Coupon,
     6/15/2006 (b) ........................................    4,750,000    3,424,940
Michigan State Hospital Finance Authority, Series 1999 A,
     6%, 5/15/2014 (b) ....................................    3,000,000    3,047,070
Romulus, MI, School District, Series 1992-ll, Zero Coupon,
     Prerefunded 5/1/2007, 5/1/2022 (c) ...................   12,400,000    3,120,212

Mississippi
Mississippi Higher Education Assistance Corp.,
     Series 1992 A, 6.2%, 1/1/2002 ........................    1,200,000    1,215,624

Nevada
Clark County, NV, School District, General Obligation:
     Series 1997 B, 6.5%, 6/15/2007 (b) ...................    7,000,000    7,462,630
     Series 1999, 5.25%, 6/15/2013 (b) ....................    5,000,000    4,777,100
Nevada State Housing Division, Single Family Mortgage
     Revenue, Series 1993 R, 5.95%, 10/1/2011 (b) .........      985,000      986,537

New Hampshire
New Hampshire Higher Education and Health Authority
     Revenue, Series 1997 A, 5.75%, 8/1/2011 ..............    1,300,000    1,151,865


    The accompanying notes are an integral part of the financial statements.

                    18 | Scudder Medium Term Tax Free Fund


 ------------------------------------------------------------------------------------

                                                           Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------

New York
Metropolitan Transportation Authority of New York:
     Commuter Facilities Revenue:
          Series 1991, 6.75%, 7/1/2000 ...................    1,200,000    1,201,812
          Series 1991, 6.9%, 7/1/2001 ....................    1,280,000    1,305,613
     Transit Facilities:
          Series 1991, 6.75%, 7/1/2000 ...................    2,270,000    2,273,428
          Series 1991, 6.9%, 7/1/2001 ....................    2,415,000    2,463,324
          Series 1993 O, 5.75%, 7/1/2007 .................    1,975,000    1,997,772
Nassau County, NY, General Obligation, Series E, 7%,
     3/1/2004 (b) ........................................    1,000,000    1,038,100
New York City, NY, General Obligation:
     Series 1992 B, 6.4%, 10/1/2002 (b) ..................    1,605,000    1,656,986
     Series 1992 B, 6.4%, 10/1/2002 ......................    3,300,000    3,388,572
     Series 1992 B, 6.6%, 10/1/2003 ......................      205,000      213,065
     Series 1992 B, 6.6%, Prerefunded 10/1/2002,
          10/1/2003 (c) ..................................    9,995,000   10,496,149
     Series 1992 C-1, 6.3%, 8/1/2003 (b) .................       50,000       51,715
     Series 1992 H, ETM, 6.9%, 2/1/2001** ................      505,000      512,474
     Series 1994 A, 7%, 8/1/2004 .........................    7,650,000    8,115,120
     Series 1994 A, 6%, 8/1/2005 .........................    2,560,000    2,653,875
     Series 1995 B, 6.75%, 8/15/2003 .....................    7,000,000    7,301,210
     Series 1995 B, 7.25%, 8/15/2007 .....................    2,900,000    3,194,988
     Series 1995 E, 6.6%, 8/1/2004 .......................    2,500,000    2,616,625
     Series 1996 A, 7%, 8/1/2006 .........................    2,000,000    2,158,140
     Series 1996 G, 6.75%, 2/1/2009 ......................    5,000,000    5,397,200
New York State Dormitory Authority:
     City University System, Consolidated Revenue Lease,
     Series 1993 A, 5.5%, 7/1/2003 .......................    8,000,000    8,040,080
College and University Pooled Capital Program, Series
     1985, 7.8%, 12/1/2005 (b) ...........................      150,000      153,477
New York State Energy Research and Development
     Authority, Pollution Control Revenue,  Series 1995 E,
     5.9%, 12/1/2006 (b) .................................    5,200,000    5,395,676
New York State Medical Care Facilities, Finance Agency
     Revenue, Mount Sinai Hospital Series 1992 C, 5.95%,
     8/15/2009 ...........................................    4,655,000    4,729,108
New York State Thruway Authority, Special Obligation,
     Series 1991 A, Zero Coupon, 1/1/2002 ................    3,155,000    2,901,086

North Carolina
North Carolina Municipal Power Agency #1, Catawba
     Electric Revenue, Series 1992, 7.25%, 1/1/2007 (b) ..    5,000,000    5,489,950


    The accompanying notes are an integral part of the financial statements.

                     Scudder Medium Term Tax Free Fund | 19

------------------------------------------------------------------------------------

                                                            Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------

North Dakota
Grand Forks, ND, Health Care Facilities, United Hospital
     Obligation Group, Series 1991 A, 6%, 12/1/2002 (b) ...   1,160,000   1,184,488

Ohio
Franklin County, OH, Health Care Facilities Revenue, Ohio
     Presbyterian Series:
          Series 1997, 5.15%, 7/1/2007 ....................   1,000,000     919,160
          Series 1997, 5.4%, 7/1/2010 .....................   1,000,000     890,430
Hamilton County, OH, Health System Revenue, Franciscan
     Sisters of the Poor, Providence Hospital, Series 1992,
     6.375%, 7/1/2004 .....................................   4,495,000   4,680,374

Oregon
Oregon State Department of Administrative Services,
     Series 1999, 5.75%, 4/1/2013 (b) .....................   4,000,000   4,050,600

Pennsylvania
Armstrong County, PA, Hospital Authority, St. Frances
     Medical Center, Series 1992 A, 6.2%, 6/1/2003 (b) ....   3,090,000   3,171,360
Delaware County, PA, General Obligation, 5.125%,
     10/1/2014 (b) ........................................   4,200,000   3,930,528
Montgomery County, PA, Multi Family Housing Revenue,
     Series 1993 A, 6%, 7/1/2004 ..........................   2,210,000   2,201,182
Philadelphia, PA, School District, Series 1999 C, 5.875%,
     3/1/2013 (b) .........................................   1,000,000   1,015,090
Scranton-Lackawanna, PA, Health and Welfare Authority,
     Series 1998, 5.5%, 7/1/2008 (b) ......................   2,725,000   2,723,093
State of Pennsylvania, First Series, 6%, 1/15/2013 (b) ....   5,000,000   5,155,850

South Carolina
South Carolina Jobs-Economic Development Authority,
     Franciscan Sisters of the Poor Health System Inc.,
     Series 1992, 6.375%, 7/1/2004 ........................   3,420,000   3,563,640

Tennessee
Johnson City, TN, Health and Educational, Medical Center
     Hospital, Series 1998, 5.5%, 7/1/2013 (b) ............   3,305,000   3,271,454
Nashville and Davidson Counties, Water and Sewer
     Revenue, Series 1998 B, 5.25%, 1/1/2013 (b) ..........   3,310,000   3,220,762

Texas
Austin, TX, Combined Utility System Revenue, Series
     1992, Zero Coupon, 11/15/2009 (b) ....................   6,775,000   3,985,733
Brownsville, TX, Utility System Revenue, 6.25%,
     9/1/2014 (b) .........................................   6,500,000   6,851,390
Denison, TX, Hospital Authority, Texoma Medical
     Center Inc. Project, Series 1997, 6.125%,
     8/15/2012 (b) ........................................   1,000,000     887,140
Harris County, TX, Toll Road Revenue, Series 1994 A,
     Zero Coupon, 8/15/2006 (b) ...........................   3,915,000   2,792,413


    The accompanying notes are an integral part of the financial statements.

                     20 | Scudder Medium Term Tax Free Fund

------------------------------------------------------------------------------------

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Houston, TX, Water Conveyance System Contract, Series
     1993 J, 6.25%, 12/15/2013 (b) .......................    2,500,000    2,626,025
Lower Colorado River Authority, TX, 5.875%,
     5/15/2014 (b) .......................................    2,500,000    2,523,350
Richardson, TX, Hospital Authority, Richardson Medical
     Center:
          Series 1993, 6.5%, Prerefunded 12/1/2003,
               12/1/2012 (b) (c) .........................      630,000      664,562
          Series 1993, 6.5%, 12/1/2012 (b) ...............    1,005,000      961,182
Texas Municipal Power Agency:
     Series 1989, Zero Coupon, 9/1/2007 (b) ..............    8,385,000    5,626,167
     Series 1993, Zero Coupon, 9/1/2014 (b) ..............    1,800,000      774,126
Texas Public Finance Authority, Series 1990, Zero Coupon,
     2/1/2009 (b) ........................................    5,860,000    3,603,490
Texas State, Series 1998 B, 5.125%, 10/1/2014 (b) ........    1,600,000    1,495,856
Texas Water Development Board, Series 1999 B,
     5.75%, 7/15/2014 ....................................    3,555,000    3,567,762
Travis County, TX, Health Services, Series 1999 A, 6.25%,
     11/15/2013 ..........................................    5,000,000    5,182,300

Utah
Intermountain Power Agency, UT, Power Supply Revenue:
     Series 1988 B, Zero Coupon, 7/1/2001 (b) ............   10,495,000    9,944,642
     Series 1996 B, 6.25%, 7/1/2006 (b) ..................    8,000,000    8,377,680
Salt Lake County, UT, Water Conservation District, Series
     1992 A, Zero Coupon, 10/1/2003 (b) ..................    3,200,000    2,681,856

Virgin Islands
Virgin Islands, Water and Public Finance Authority, Series
     1998, 5.25%, 7/1/2009 ...............................    2,000,000    1,905,440

Washington
Clark County, WA:
     Public Utility District #1, 6%, 1/1/2007 (b) ........    5,000,000    5,186,500
     School District #117, Series 1998, 5%, 12/1/2011 (b)     1,820,000    1,723,886
Thurston County, WA, School District, General Obligation,
     Series 1996 B, Zero Coupon, 12/1/2010 (b) ...........    4,000,000    2,208,000
Washington State Public Power Supply System:
     Nuclear Project #2:
          Series 1991 A, 6.3%, 7/1/2001 ..................    6,000,000    6,086,640
          Series 1993 A, 5.8%, 7/1/2007 ..................    2,120,000    2,158,033
          Series 1994 A, 4.9%, 7/1/2005 ..................    4,330,000    4,217,420
          Series 1994 A, 5.25%, 7/1/2008 .................    3,000,000    2,936,130
     Nuclear Project #3:
          Series 1989 B, 7.15%, 7/1/2001 .................    1,310,000    1,338,296
          Series 1989 B, Zero Coupon, 7/1/2004 ...........    8,000,000    6,422,960


    The accompanying notes are an integral part of the financial statements.

                     Scudder Medium Term Tax Free Fund | 21

--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

Washington State, Higher Education Facilities Revenue
     Bond, Series 1998, 4.95%, 4/1/2011 ................   1,500,000   1,407,795

West Virginia
South Charleston, WV, Pollution Control Revenue, Union
     Carbide, Series 1985, 7.625%, 8/1/2005 ............   2,000,000   2,142,600

Wisconsin
Milwaukee County, WI, General Obligation, Series 1993 A,
     Zero Coupon, 12/1/2010 (b) ........................   3,500,000   1,932,000
Wisconsin Health and Education Facilities Authority:
     Columbia Hospital Inc., Series 1991, 6.125%,
          11/15/2001 (b) ...............................   1,000,000   1,014,430
     Mercy Health System Corporation:
          Series 1995, 6%, 8/15/2005 (b) ...............   1,400,000   1,438,822
          Series 1995, 6.125%, 8/15/2006 (b) ...........   1,480,000   1,531,853
          Series 1995, 6.25%, 8/15/2007 (b) ............   1,000,000   1,044,390
     Wheaton Franciscan Hospital:
          Series 1991, 6%, 8/15/2002 (b) ...............   1,000,000   1,016,380
          Series 1993, 5.8%, 8/15/2004 (b) .............   1,675,000   1,704,782

--------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $506,837,371)            510,885,968
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $508,837,371) (a)         512,885,968
--------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $508,837,371. At May 31, 2000, net unrealized appreciation based on tax cost for all securities was $4,048,597. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,543,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,494,780.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


    The accompanying notes are an integral part of the financial statements.

                     22 | Scudder Medium Term Tax Free Fund

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------
Investments in securities, at value (cost $508,837,371) ...........   $ 512,885,968
Cash ..............................................................       2,805,647
Receivable for investments sold ...................................         535,000
Interest receivable ...............................................       7,251,461
Receivable for Fund shares sold ...................................         238,592
Other assets ......................................................          12,211
                                                                      -------------
Total assets ......................................................     523,728,879

Liabilities
-----------------------------------------------------------------------------------
Dividends payable .................................................         719,145
Payable for Fund shares redeemed ..................................         687,078
Accrued management fee ............................................         264,464
Accrued reorganization costs ......................................          19,418
Accrued Trustees' fees and expenses ...............................          29,670
Other accrued expenses and payables ...............................         133,977
                                                                      -------------
Total liabilities .................................................       1,853,752
-----------------------------------------------------------------------------------
Net assets, at value                                                  $ 521,875,127
-----------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investment securities       4,048,597
Accumulated net realized gain (loss) ..............................      (4,138,668)
Paid-in capital ...................................................     521,965,198
-----------------------------------------------------------------------------------
Net assets, at value                                                  $ 521,875,127
-----------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share
     ($521,875,127 / 48,880,026 outstanding shares of
     beneficial interest, $.01 par value, unlimited                 ---------------
     number of shares authorized) .................................  $        10.68
                                                                    ---------------


    The accompanying notes are an integral part of the financial statements.

                     Scudder Medium Term Tax Free Fund | 23

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 31,721,039
                                                                  ------------
Expenses:
Management fee ................................................      3,392,370
Services to shareholders ......................................        474,901
Custodian and accounting fees .................................        123,820
Auditing ......................................................         62,623
Legal .........................................................          4,751
Trustees' fees and expenses ...................................         95,446
Reports to shareholders .......................................         29,388
Registration fees .............................................         12,129
Reorganization ................................................         21,642
Other .........................................................         26,557
                                                                  ------------
Total expenses, before expense reductions .....................      4,243,627
Expense reductions ............................................        (50,129)
                                                                  ------------
Total expenses, after expense reductions ......................      4,193,498
--------------------------------------------------------------------------------
Net investment income .........................................     27,527,541
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     (3,831,129)
Net unrealized appreciation (depreciation) during the
     period on investments.....................................    (26,236,547)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (30,067,676)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (2,540,135)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     24 | Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Five Months      Year Ended
                                     Year Ended       Ended May 31,    December 31,
 Increase (Decrease) in Net Assets  May 31, 2000          1999             1998
------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $  27,527,541    $  12,413,677    $  30,375,825
Net realized gain (loss) on
  investment transactions .......      (3,831,129)       1,867,179        2,094,910
Net unrealized appreciation
  (depreciation) on investment
  transactions during the
  period ........................     (26,236,547)     (14,113,518)       3,869,091
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from
  operations ....................      (2,540,135)         167,338       36,339,826
                                    -------------    -------------    -------------
Distributions to shareholders from:
Net investment income ...........     (27,527,541)     (12,413,677)     (30,380,935)
                                    -------------    -------------    -------------
Net realized gains ..............      (1,872,606)        (409,765)      (2,121,192)
                                    -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......      79,862,278       45,891,601      148,879,720
Reinvestment of distributions ...      19,937,265        8,500,137       20,941,810
Cost of shares redeemed .........    (189,254,436)     (76,655,887)    (152,419,713)
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets from Fund share
  transactions ..................     (89,454,893)     (22,264,149)      17,401,817
                                    -------------    -------------    -------------
Increase (decrease) in net assets    (121,395,175)     (34,920,253)      21,239,516
Net assets at beginning of period     643,270,302      678,190,555      656,951,039
                                    -------------    -------------    -------------
Net assets at end of period .....   $ 521,875,127    $ 643,270,302    $ 678,190,555
                                    -------------    -------------    -------------

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning
of period .......................      57,106,903       59,066,560       57,554,739
                                    -------------    -------------    -------------
Shares sold .....................       7,343,425        4,009,345       13,026,477

Shares issued to shareholders in
  reinvestment of distributions..       1,833,310          745,387        1,831,600
Shares redeemed .................     (17,403,612)      (6,714,389)     (13,346,256)
                                    -------------    -------------    -------------
Net increase (decrease) in Fund
shares...........................     (8,226,877)      (1,959,657)       1,511,821

Shares outstanding at end of        -------------    -------------    -------------
period...........................      48,880,026       57,106,903       59,066,560
                                    -------------    -------------    -------------


    The accompanying notes are an integral part of the financial statements.

                     Scudder Medium Term Tax Free Fund | 25

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



--------------------------------------------------------------------------------------------
                                       2000(a)  1999(b) 1998(c) 1997(c) 1996(c) 1995(c)
--------------------------------------------------------------------------------------------
Net asset value, beginning of period    $11.26   $11.48   $11.41 $11.15 $11.26 $10.39
                                    --------------------------------------------------------
--------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------------------
    Net investment income                  .52      .21      .52    .52    .53    .54
--------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss) on investment transactions     (.54)    (.21)     .11    .31   (.09)   .92
                                    --------------------------------------------------------
--------------------------------------------------------------------------------------------
    Total from investment operations      (.02)       --     .63    .83    .44   1.46
--------------------------------------------------------------------------------------------
    Less distributions from:
--------------------------------------------------------------------------------------------
    Net investment income                 (.52)    (.21)    (.52)  (.52)  (.53)  (.54)
--------------------------------------------------------------------------------------------
    Net realized gains on investment
    transactions                          (.04)    (.01)    (.04)  (.05)  (.02)  (.05)
                                    --------------------------------------------------------
--------------------------------------------------------------------------------------------
    Total distributions                   (.56)    (.22)    (.56)  (.57)  (.55)  (.59)
--------------------------------------------------------------------------------------------
Net asset value, end of period          $10.68   $11.26   $11.48 $11.41 $11.15 $11.26
                                    --------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Return (%)                          (.20)    (.02)**  5.58   7.69   4.02  14.32(d)
--------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     522      643      678    657    651    712
--------------------------------------------------------------------------------------------
Ratio of expenses before expense
    reductions (%)                         .74(e)   .72*     .72    .74    .72    .72
--------------------------------------------------------------------------------------------
Ratio of expenses after expense
     reductions (%)                        .73(e)   .72*     .72    .74    .72    .70
--------------------------------------------------------------------------------------------
Ratio of net investment income
    (loss) (%)                            4.77     4.49*    4.51   4.67   4.75   4.92
--------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 21       13*      11     13     14     36
--------------------------------------------------------------------------------------------

(a)      For the year ended May 31, 2000.

(b) For the five months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

(c)      For the year ended December 31.

(d) Total returns may have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .72% and .72%, respectively.

*        Annualized

**       Not annualized

                     26 | Scudder Medium Term Tax Free Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $3,200,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008, the expiration date.

From November 1, 1999 through May 31, 2000, the Fund incurred approximately $878,000 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders


                     Scudder Medium Term Tax Free Fund | 27
monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2000, purchases and sales of municipal securities (excluding short-term investments) aggregated $119,584,510 and $220,306,397, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. For the year ended May 31, 2000, the management fee aggregated $3,392,370, which was equivalent to an annualized effective rate of 0.59% of the Fund's average daily net assets.


                     28 | Scudder Medium Term Tax Free Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SSC aggregated $296,632, of which $19,495 is unpaid at May 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $84,065, of which $6,243 is unpaid at May 31, 2000.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Trustees' fees and expenses aggregated $39,434. In addition, a one-time fee of $56,012 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,006 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $4,889 and $17,234, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry



                     Scudder Medium Term Tax Free Fund | 29
conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.


                     30 | Scudder Medium Term Tax Free Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Tax Free Trust and the Shareholders of Scudder Medium Term Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Medium Term Tax Free Fund (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 7, 2000


                     Scudder Medium Term Tax Free Fund | 31

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $0.035 per share from net long-term capital gains during its year ended May 31, 2000, of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.



                     32 | Scudder Medium Term Tax Free Fund

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                                     Ashton P. Goodfield*
     o  President and Trustee                               o  Vice President

Henry P. Becton, Jr.                                   Ann M. McCreary*
     o  Trustee; President and General                      o  Vice President
        Manager, WGBH Educational Foundation
                                                       John Millette*
Dawn-Marie Driscoll                                         o  Vice President and Secretary
     o  Trustee; Executive Fellow, Center
        for Business Ethics, Bentley                   John R. Hebble*
        College; President, Driscoll                        o  Treasurer
        Associates
                                                       Caroline Pearson*
Peter B. Freeman                                            o  Assistant Secretary
     o  Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
     o  Trustee; President and Director,
        Fifty Associates; Chairman                     *Scudder Kemper Investments, Inc.
        Emeritus, Meredith and Grew, Inc.

Wesley W. Marple, Jr.
     o  Trustee; Professor of Business
        Administration, Northeastern
        University, College of Business
        Administration

Kathryn L. Quirk*
     o  Trustee, Vice President and
        Assistant Secretary

Jean C. Tempel
     o  Trustee; Managing Director,
        First Light Capital



                     Scudder Medium Term Tax Free Fund | 32

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
   Scudder Tax Free Money Fund+                     Growth
                                                      Scudder Classic Growth Fund***
 Tax Free+                                            Scudder Large Company Growth Fund***
   Scudder Limited Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Medium Term Tax Free Fund                  Scudder Development Fund
   Scudder Managed Municipal Bonds                    Scudder 21st Century Growth Fund***
   Scudder High Yield Tax Free Fund***
   Scudder California Tax Free Fund**               Global Equity
   Scudder Massachusetts Limited Term               Worldwide
     Tax Free Fund**                                  Scudder Global Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                     Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder Global Discovery Fund***
 U.S. Income                                          Scudder Emerging Markets Growth Fund
   Scudder Short Term Bond Fund                       Scudder Gold Fund
   Scudder GNMA Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.***
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Health Care Fund
 Asset Allocation                                     Scudder Technology Fund
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio               Preferred Series
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                     34 | Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                     Scudder Medium Term Tax Free Fund | 35

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.



                     36 | Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291



                     Scudder Medium Term Tax Free Fund | 37

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of [LOGO] Zurich Financial Services Group